                                                                       Exhibit 4


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                              SENSUS CAPITAL CORP.

                             TOTAL AUTHORIZED ISSUE
                     25,000,000 SHARES PAR VALUE $.001 EACH

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


     THIS IS TO CERTIFY THAT _____________________________ IS THE OWNER OF ____________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
DATED _____________


                                 SEAL
---------------------------                  ------------------------------
                  SECRETARY                                       PRESIDENT


                    1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN  -  as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - __________  Custodian __________
                           (Cust)                (Minor)

     under Uniform Gifts to Minors ACT ______  __________  ______
                                                (State)

     Additional abbreviations may also be used though not in the above list


     For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated __________________      _______
             In presence of


                                   ________________________________


___________________________


     NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (a) THEY HAVE BEEN REGISTERED UNDER SAID ACT (b) THE TRANSFER AGENT (OR THE COMPANY IF IT IS ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH (i) A WRITTEN OPINION REASONABLY SATISFACTORY TO THE COMPANY, OR (ii) A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER OR
(iii) OTHER EVIDENCE SATISFACTORY TO THE COMPANY.